CUSIP NO. 61744R103                                    PAGE 7 OF 8 PAGES

Exhibit 1

                          BANK MORGAN STANLEY AG
                          ----------------------
                     DIRECTORS AND EXECUTIVE OFFICERS
                     --------------------------------

The following persons are the directors and executive officers of Bank Morgan Stanley A.G. The principal occupation of each is indicated by the title accompanying his name. Except where noted, each is a citizen of Switzerland.


       Directors                                    Business Address
--------------------------                   -----------------------------
GRISARD, Dr. G.E.                            Morystrasse 98
Executive Chairman                           4125 Richen/Switzerland
HIAG Holding AG

HAYTHE, David O.  **                         25 Cabot Square
Chairman                                     Canary Wharf
Managing Director                            London, E144 QA, England
Morgan Stanley & Co. International Ltd.

STUDZINSKI, John J.  **                      25 Cabot Square
Managing Director                            Canary Wharf
Morgan Stanley & Co. Incorporated            London, E144 QA, England


PICTET, P.A.                                 Pictet & Cie
Retired                                      29, Boulevard Georges Favon
                                             1211 Geneva/Switzerland

STEINMANN, Dr. C.                            Seefeldstrasse 19
Attorney                                     8008 Zurich/Switzerland
Bar & Karrer


    EXECUTIVE OFFICERS
--------------------------
BRUNDLER, Adolf                              Bahnhofstrasse  92
Managing Director                            CH-8023
Bank Morgan Stanley A.G.                     Zurich/Switzerland

WEBLEY, John  *
Executive Director                           Bahnhofstrasse  92
Bank Morgan Stanley A.G.                     CH-8023
                                             Zurich/Switzerland


*       Citizen of United Kingdom
**      Citizen of United States



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